Subsequent Event (unaudited)	12 Months Ended
Dec. 31, 2010
Subsequent Event (Unaudited)
Subsequent Event (Unaudited)

15. Subsequent Event (unaudited)

        On May 23, 2011, the Company entered into a Loan and Security Agreement (the Agreement) with several lenders, pursuant to which the lenders agreed to make available to the Company $25,000 in the aggregate over three term loans. The initial term loan was made on May 23, 2011 in an aggregate principal amount equal to $6,250 (the "Initial Term Loan") and is repayable over a term of 42 months, including a six-month interest only period . The Initial Term Loan bears interest at 10%. Pursuant to the Agreement, the Company may request two additional term loans, the first, which must be funded no later than November 23, 2011, in an aggregate principal amount equal to $6,250 (the "Second Term Loan") and the second, which must be funded not later than May 23, 2012, in an aggregate principal amount equal to $12,500 (the "Third Term Loan"). In the event the Second Term Loan is not funded on or before November 23, 2011, the Lenders' commitment to make the Second Term Loan shall be terminated and the total commitment shall be reduced by $6,250. In the event the Third Term Loan is not funded on or before May 23, 2012, the Lenders' commitment to make the Third Term Loan shall be terminated and the total commitment shall be further reduced by $12,500. Pursuant to the Agreement, the Company agreed to issue to the Lenders (or their respective affiliates or designees) warrants to purchase a number of shares of the Company's Series A-1 Preferred Stock equal to the quotient of (a) the product of (i) the amount of the applicable term loan multiplied by (ii) four percent (4%) divided by (b) the exercise price equal to $81.42 per share. The warrants expire ten years from the date they are issued. On May 23, 2011, the Company issued a warrant to each of the lenders for the purchase of a total of 3 shares of Series A-1 Preferred stock.